EXHIBIT 99.1
                                                                    ------------

[Diamond Offshore logo]


FOR IMMEDIATE RELEASE                               CONTACT:  LES VAN DYKE
                                                    DIRECTOR, INVESTOR RELATIONS
                                                              (281) 492-5370

                    DIAMOND OFFSHORE DRILLING, INC. ANNOUNCES
                           SECOND QUARTER 2004 RESULTS

Houston, Texas, July 21, 2004 -- Diamond Offshore Drilling, Inc. (NYSE:DO) today reported a net loss for the second quarter of 2004 of $10.5 million, or $0.08 per share on a diluted basis, compared with a net loss of $16.7 million, or $0.13 per share on a diluted basis in the same period a year earlier. Revenues for the second quarter of 2004 were $184.9 million, compared with revenues of $163.2 million for the second quarter of 2003.

For the six months ended June 30, 2004, the Company reported a net loss of $21.5 million, or $0.17 per share on a diluted basis compared with a net loss of $38.3 or $0.29 per share on a diluted basis for the same period in 2003. Revenue for the six months ended June 30, 2004 was $369.1 million, compared with $309.3 million for the first six months of 2003.

Results for the quarter were impacted by planned regulatory surveys as well as lower utilization of several of the Company's mid-water and deepwater units in the Gulf of Mexico. In particular, the semisubmersible rig Ocean Alliance experienced a series of sub-sea and electrical problems after returning to work following a scheduled regulatory survey and sub-sea equipment upgrade. As a result, gross revenue was negatively impacted by $8.9 million and net income, including approximately $1.5 million of repair costs on the Ocean Alliance, by $7.8 million ($0.06 per share on a diluted basis). The Alliance has continued to operate on term contract for Petrobras in Brazil since returning to work on July 2.

Regulatory surveys and related costs caused higher than normal contract drilling expense during the quarter. A survey for the Ocean Vanguard, which was scheduled for the second quarter of 2005, was accelerated in conjunction with that rig returning to work in the U.K. sector of the North Sea. In addition, planned regulatory surveys for the Ocean Yatzy and the Ocean Confidence were conducted during the period, and a survey for the Ocean Winner, which extended into the second quarter, was completed. Together, costs for the four surveys and related expenses totaled approximately $6 million for the period.

Diamond Offshore President and Chief Operating Officer Larry Dickerson noted that, "The market for all classes of our jack-up rigs in the U.S. Gulf of Mexico experienced firming utilization and improving dayrates during the second quarter of 2004. As a result, utilization averaged 90% in the period compared with 85% in the first quarter of 2004, and dayrates increased an average of approximately $1,000 per day across our jack-up fleet to average approximately $37,000. The gains also factored into our decision in late June to reactivate the Ocean Champion from cold-stack status. The rig is currently in Lake Charles, LA, being prepared for a return to work anticipated in mid-August 2004."

"Outside of the U.S. Gulf, markets for our rigs have seen generally increasing demand and improving dayrates. Both the North Sea and Australasia have shown recent strength, and additional rigs are also being drawn to the Mid-East," Mr. Dickerson said.

Diamond Offshore is a leader in deep water drilling. The Company's fleet of 45 offshore drilling rigs consists of 30 semisubmersibles, 14 jack-ups and one drillship. The fleet operates in the waters of six of the world's seven continents.

As previously announced, Diamond Offshore will provide an online, real-time simulcast and rebroadcast of its 2004 second quarter earnings release conference call. The live broadcast of the Diamond Offshore Drilling, Inc. quarterly conference call will be available online at www.diamondoffshore.com on July 21, 2004, beginning at 9:00 a.m. Central Time. The online replay will follow immediately and continue for 5 days after the original call. Please go to the web site at least 15 minutes before the broadcast to register, download and install any necessary audio software.

Statements in this press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, and are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

                                      ####


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
                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                   (Unaudited)
                     (In thousands, except per share data)

                                                                              THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                                 JUNE 30,                          JUNE 30,
                                                                        ------------------------------------------------------------
                                                                            2004            2003             2004            2003
                                                                        -----------      -----------      -----------   -----------
  REVENUES:
            Contract drilling.........................................  $  176,685       $  157,038       $  353,925    $  296,897
            Revenues related to reimbursable expenses.................       8,261            6,162           15,219        12,452
                                                                        -----------      -----------      -----------   -----------
                          Total revenues..............................     184,946          163,200          369,144       309,349
                                                                        -----------      -----------      -----------   -----------

  OPERATING EXPENSES:
               Contract drilling......................................     133,483          124,606          268,161       238,276
               Reimbursable expenses..................................       7,519            5,525           13,753        11,263
               Depreciation...........................................      44,554           41,553           89,074        88,830
               General and administrative.............................       8,760            8,214           17,549        15,414
               Loss (gain) on sale of assets..........................         130              (57)            (195)          (58)
                                                                        -----------      -----------      -----------   -----------
                          Total operating expenses....................     194,446          179,841          388,342       353,725
                                                                        -----------      -----------      -----------   -----------

  OPERATING LOSS......................................................      (9,500)         (16,641)         (19,198)      (44,376)

  OTHER INCOME (EXPENSE):
               Interest income........................................       3,114            3,337            4,682         7,493
               Interest expense.......................................      (6,373)          (5,378)         (12,727)      (10,953)
               Gain (loss) on sale of marketable securities...........         283           (1,071)             258        (1,132)
               Other, net.............................................        (257)           1,290             (411)        3,032
                                                                        -----------      -----------      -----------   -----------

  LOSS BEFORE INCOME TAX BENEFIT......................................     (12,733)         (18,463)         (27,396)      (45,936)

  INCOME TAX BENEFIT..................................................       2,238            1,776            5,929         7,683
                                                                        -----------      -----------      -----------   -----------


  NET LOSS............................................................  $  (10,495)      $  (16,687)      $  (21,467)   $  (38,253)
                                                                        ===========      ===========      ===========   ===========

  LOSS PER SHARE:
                BASIC.................................................  $    (0.08)      $    (0.13)      $    (0.17)   $    (0.29)
                                                                        ===========      ===========      ===========   ===========
                DILUTED...............................................  $    (0.08)      $    (0.13)      $    (0.17)   $    (0.29)
                                                                        ===========      ===========      ===========   ===========

  WEIGHTED AVERAGE SHARES OUTSTANDING:................................
                 Shares of common stock...............................     129,322          130,366          129,322       130,336
                 Dilutive potential shares of common stock............           -                -                -             -
                                                                        -----------      -----------      -----------   -----------
                       Total weighted average shares outstanding......     129,322          130,366          129,322       130,336
                                                                        ===========      ===========      ===========   ===========




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
                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES


                              RESULTS OF OPERATIONS

                                   (Unaudited)
                                 (In thousands)

                                                                                             THREE MONTHS ENDED
                                                                                                  JUNE 30,
                                                                                       ------------------------------
                                                                                         2004                  2003
                                                                                       -----------        -----------
               CONTRACT DRILLING REVENUE
                 High Specification Floaters....................................       $   59,088         $   72,660
                 Other Semisubmersibles.........................................           75,128             61,265
                 Jack-ups.......................................................           42,304             23,116
                 Other..........................................................              165                 (3)
                 Eliminations...................................................               --                 --
                                                                                       -----------        -----------

               TOTAL CONTRACT DRILLING REVENUE..................................       $  176,685         $  157,038
                                                                                       ===========        ===========

               REVENUES RELATED TO REIMBURSABLE EXPENSES........................       $    8,261         $    6,162
                                                                                       ===========        ===========
               CONTRACT DRILLING EXPENSE
                 High Specification Floaters....................................       $   40,668         $   38,555
                 Other Semisubmersibles.........................................           67,960             57,810
                 Jack-ups.......................................................           24,082             27,012
                 Integrated Services............................................               --                841
                 Other..........................................................              773                388
                 Eliminations...................................................               --                 --
                                                                                       -----------        -----------
               TOTAL CONTRACT DRILLING EXPENSE..................................       $  133,483         $  124,606
                                                                                       ===========        ===========

                 REIMBURSABLE EXPENSES..........................................       $    7,519         $    5,525
                                                                                       ===========        ===========
               OPERATING LOSS
                 High Specification Floaters....................................       $   18,420         $   34,105
                 Other Semisubmersibles.........................................            7,168              3,455
                 Jack-ups.......................................................           18,222             (3,896)
                 Integrated Services............................................               --               (841)
                 Other..........................................................             (608)              (391)
                 Reimbursables, net.............................................              742                637
                 Depreciation Expense...........................................          (44,554)           (41,553)
                 General and Administrative Expense.............................           (8,760)            (8,214)
                 (Loss) gain on Sale of Assets..................................             (130)                57
                                                                                       -----------        -----------
               TOTAL OPERATING LOSS.............................................       $   (9,500)        $  (16,641)
                                                                                       ===========        ===========


                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                                      JUNE 30,           DECEMBER 31,
                                                                                    ---------------------------------
                                                                                       2004                  2003
                                                                                    -------------       -------------
                                                                                    (unaudited)
ASSETS

Current assets:
         Cash and cash equivalents.............................................     $     129,327       $     106,345
         Investments and marketable securities.................................            35,755             503,995
         Receivable from sale of marketable securities.........................           448,992                  --
         Accounts receivable...................................................           147,047             154,124
         Rig inventory and supplies............................................            48,296              48,035
         Prepaid expenses and other............................................            32,531              22,764
                                                                                    -------------       -------------
                           Total current assets................................           841,948             835,263

Drilling and other property and equipment, net of accumulated depreciation.....         2,220,509           2,257,876

Goodwill, net of accumulated amortization......................................             4,291              11,099
Other assets...................................................................            29,920              30,781
                                                                                    -------------       -------------
                           Total assets........................................     $   3,096,668       $   3,135,019
                                                                                    =============       ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities............................................................            99,372             100,000

Long-term debt.................................................................           935,996             928,030

Deferred tax liability.........................................................           377,312             384,505

Other liabilities..............................................................            41,146              42,004

Stockholders' equity...........................................................         1,642,842           1,680,480
                                                                                    -------------       -------------
                           Total liabilities and stockholders' equity..........     $   3,096,668       $   3,135,019
                                                                                    =============       =============




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
                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES


                        AVERAGE DAYRATES AND UTILIZATION



                                          SECOND QUARTER                 FIRST QUARTER                     SECOND QUARTER
                                               2004                           2004                               2003
------------------------------------------------------------------------------------------------------------------------------------
                                       DAYRATE      UTILIZATION       DAYRATE      UTILIZATION          DAYRATE     UTILIZATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                       (Dayrate in thousands)
  HIGH SPECIFICATION FLOATERS             $98            66%             $93            77%                $96            92%
  OTHER SEMISUBMERSIBLES                  $55            71%             $57            66%                $58            52%
  JACK-UPS                                $37            90%             $36            85%                $27            68%







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